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                                                                  EXHIBIT 10.10

                                CDBEAT.COM, INC.

                             STOCK OPTION AGREEMENT

                  STOCK OPTION AGREEMENT (the "AGREEMENT"), dated as of April 11, 2000, between CDBeat.com, Inc., a Delaware corporation (the "COMPANY"), having an address at 29 W. 57th Street, 9th Floor, New York, New York 10019 and Elliot Goldman, having an address at 3 Chester Drive, Rye, New York 10580 (the "GRANTEE"):

                               W I T N E S S E T H

                  WHEREAS, concurrently herewith, the Company and the Grantee have entered into an employment agreement (the "EMPLOYMENT AGREEMENT") and, unless otherwise defined herein, all defined terms in this Agreement shall have the meanings ascribed to them in the Employment Agreement,

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the Company and the Grantee hereby agree as follows:

                  1. GRANT. The Company hereby grants to the Grantee a stock option (the "OPTION") to purchase all or any part of an aggregate of 500,000 shares of the Company's common stock, $.001 par value per share (the "SHARES").

                  2. NUMBER OF SHARES. This Option shall be for an aggregate of 500,000 Shares.

                  3. EXERCISE PRICE. The exercise price shall be $1.28 per share (the "EXERCISE PRICE").

                  4. MEDIUM AND TIME OF PAYMENT. The Option shall be exercised by a written notice signed by the Grantee which identifies this Agreement and states the number of Shares then being purchased (the "EXERCISE NOTICE"), delivered to the attention of the Company's Secretary at the Company's principal office in New York. The exercise date shall be the date such notice is received by the Company. The Exercise Notice shall be accompanied by the Exercise Price, which is payable either by: (i) cash payment or certified check equal to the Exercise Price; or (ii) a certificate representing Company stock owned by the Grantee, if not subject to any restrictions, with a Fair Market Value equal to the Exercise Price; or (iii) a cashless exercise, pursuant to which the Grantee shall be issued that number of Shares as is determined by multiplying the number of Shares being purchased hereunder by a fraction, the numerator of which shall be the difference between the then Fair Market Value of the Company's common stock and the Exercise Price, and the denominator of which shall be the then Fair Market Value of the Company's common stock; or (iv) by a combination of the methods described in clauses (i), (ii) and (iii) above. The Exercise Notice shall state the method or methods being utilized by the Grantee to purchase Shares hereunder. "Fair Market Value" of a share of common stock of the Company as of a specified date shall mean the closing price of a


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share of the common stock on the principal securities exchange (including but not limited to the Nasdaq Stock Market or the Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of common stock shall be determined in good faith by the Board of Directors (the "BOARD") of the Company. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse. Upon acceptance of the Exercise Notice and receipt of payment in full, the Company shall cause to be issued a certificate representing the shares of common stock so purchased.

                  5. TERM AND EXERCISE OF THE OPTION. Subject to earlier termination as set forth in this Agreement, the Option shall be exercisable, in accordance with the vesting schedule set forth below, commencing on the date hereof and continuing until 5:00 p.m., New York City time, on April 10, 2006 (the "EXPIRATION DATE"). The Option may be exercised in whole or in increments in accordance with the following schedule:


       ON OR AFTER                      THIS OPTION SHALL BE EXERCISABLE AS TO:
       -----------                      ---------------------------------------

(i)   Date of Grant                             25% of the Shares
(ii)  April 10, 2001                            An additional 25% of the Shares
(iii) April 10, 2002                            An additional 25% of the Shares
(iv)  April 10, 2003                            An additional 25% of the Shares



                  6. NONTRANSFERABILITY. The Option may be transferred only by will or the laws of descent and distribution, and the Option may be exercised during the Grantee's lifetime only by the Grantee (or by the Grantee's legal representative under the circumstances described in Section 7 hereof).

                  7. RIGHTS IN THE EVENT OF THE GRANTEE'S DISABILITY. If the Grantee's employment with the Company and any parent or subsidiary corporation (within the meaning of Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (each an "AFFILIATE")) is terminated on account of Disability, the Grantee or the Grantee's legal representative (or the Grantee's estate if the Grantee dies after termination of employment) may exercise the Option, to the extent exercisable on the date of the Grantee's termination of employment, at any time within ninety (90) days after termination of employment but in no event after the expiration of the term of the Option. The Grantee's "estate" means the Grantee's legal representative or any person who acquires the right to exercise the Option by reason of the Grantee's death.


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                  8. RIGHTS IN THE EVENT OF THE GRANTEE'S DEATH. If the Grantee
dies while an employee of the Company or any Affiliate but while he still has the right to exercise this Option, his estate may exercise the Option, to the extent exercisable at the date of the Grantee's death, any time within one (1) year after the Grantee's death, but in no event after the expiration of the term of the Option.

                  9. RIGHTS IN THE EVENT OF TERMINATION OF EMPLOYMENT. If Grantee's employment with the Company or any Affiliate is terminated involuntarily for "GOOD CAUSE" (as such term is defined in the Employment Agreement) or if Grantee should resign without "GOOD REASON" (as such term is defined in the Employment Agreement), the Grantee's Option shall expire as of the date of termination of employment. If the Grantee's employment is terminated
(i) by the Company without Good Cause, or (ii) by the Grantee for Good Reason, then all of the Grantee's Options shall be immediately vested and exercisable and shall remain exercisable until the Expiration Date. If the Grantee's employment is terminated for any reason other than death, disability, or as described in the preceding sentences of this Section, the Grantee (or the Grantee's estate, if the Grantee dies after the termination) may exercise the Option, to the extent exercisable before the termination, within ninety days after the termination, but in no event after the expiration of the term of the Option.

                  10. EXTENSION IF GRANTEE SUBJECT TO SECTION 16(b) OF THE 1934 ACT. Notwithstanding the foregoing paragraphs 7, 8 and 9, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Act of 1934, as amended, the Option shall remain exercisable to the extent permitted by law until the earliest to occur of (i) the 10th day following the date on which the Grantee would no longer be subject to such suit; (ii) the 190th day after the Grantee's termination of employment; provided such termination was not for cause; or (iii) the Expiration Date; provided that no additional vesting of the Option shall occur during such periods. The Grantee agrees to consult with the Grantee's own tax advisors as to the tax consequences to the Grantee of any such delayed exercise.

                  11. REPRESENTATIONS AND WARRANTIES OF GRANTEE. (a) Grantee represents and warrants that this Option is being acquired by Grantee for Grantee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

                      (b) Grantee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the "1933 ACT"), on the basis of certain exemptions from such registration requirement. Accordingly, Grantee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Grantee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Grantee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the 1933 Act and the resulting restrictions on


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transfer. Grantee acknowledges that, because Shares received upon exercise of an
Option may be unregistered, Grantee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the 1933 Act or an exemption from such registration is available.

                      (c) Grantee hereby acknowledges that, in addition to certain restrictive legends that the securities laws of the state in which Optionee resides may require, each certificate representing the Shares may be endorsed with the following legend:

                   THE SECURITIES REPRESENTED BY THIS
                   CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                   THE SECURITIES ACT OF 1933; THEY HAVE BEEN
                   ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAW OF RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS NOT REQUIRED.

                  12. ADJUSTMENT IN THE SHARES AND EXERCISE PRICE. If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, the Grantee shall receive upon exercise of the Option the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. The exercise price and other terms of the Option shall be appropriately amended to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any shares or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the Option, such adjustment shall be made in accordance with that determination. Notice of any adjustment shall be given by the Company to the Grantee.

                  13. STOP-TRANSFER NOTICES. Grantee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  14. NO LIMITATION ON RIGHTS OF THE COMPANY. The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.


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                  15. RIGHTS AS A SHAREHOLDER. The Grantee shall have the rights of a shareholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

                  16. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Board may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantee make such covenants, agreements, and representations as the Board, in its sole discretion, considers necessary or desirable.

                  17. NO OBLIGATION TO EXERCISE OPTION. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

                  18. AGREEMENT NOT A CONTRACT OF EMPLOYMENT. This Agreement is not a contract of employment, and the terms of employment of the Grantee or the relationship of the Grantee with the Company or any Affiliate shall not be affected in any way by this Agreement except as specifically provided herein. The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of employment or relationship with the Company or any Affiliate, nor shall it interfere with the right of the Company or any subsidiary thereof to discharge the Grantee and to treat him without regard to the effect which that treatment might have upon him as a Grantee.

                  19. WITHHOLDING. The Company shall have the right to deduct and withhold from payments or distributions of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be so deducted and withheld with respect to any shares issued upon exercise of the Option. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part by (i) causing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option, (ii) delivering to the Company shares of common stock already owned by the Grantee, or (iii) delivering to the Company cash or a check to the order of the Company in an amount equal to the amount required to be so deducted and withheld. The shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. The Grantee who has made (with the Company's approval) an election pursuant to method (i) or (ii) of this Section 19 may only satisfy his or her withholding obligation with shares of common stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.


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                  20. NOTICES. All notices, requests and demands given to or made upon the respective parties hereto shall be deemed to have been given or made three business days after the date of mailing when mailed by registered or certified mail, postage prepaid, or on the date of delivery if delivered by hand, or on the date of delivery by Federal Express or other reputable overnight delivery service, addressed to the parties at their addresses set forth below or to such other addresses furnished by notice given in accordance with this
Section 20: (a) if to the Company, to CDBeat.com, Inc., 29 W. 57 St., 9th Floor,
Attention: Robert Miller, President, with a copy to Baer Marks & Upham LLP, 805 Third Avenue, New York, NY 10022, Attn: Ivan W. Dreyer, Esq. and (b) if to the Executive, to Elliot Goldman, 3 Chester Drive, Rye, New York 10580, with a copy to Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022, Attn: Joel S. Hirschtritt, Esq.

                  21. GOVERNING LAW. Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, New York law, without regard to the conflicts of laws thereof.

                  22. ENTIRE AGREEMENT. This Agreement contains all of the understandings and agreements between the Company and its Affiliates, and the Grantee concerning this Option and supersedes all earlier negotiations and understandings, written or oral, between the parties with respect thereto. The Company, its Affiliates and the Grantee have made no promises, agreements, conditions or understandings either orally or in writing, that are not included in the Agreement.

                  23. HEADINGS. The headings of Sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Agreement.

                  24. AMENDMENTS. The Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

                  25. COUNTERPARTS. This Agreement may be signed in any number of counterparts (which may be transmitted by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.


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                  IN WITNESS WHEREOF, the Company and the Grantee have duly
executed this Stock Option Agreement as of the date first written above.

                                        CDBEAT.COM, INC.

                                        By:/s/ Robert Miller
                                           ------------------------------------
                                           Robert Miller
                                           President

                                           /s/ Elliot Goldman
                                           ------------------------------------
                                           Elliot Goldman, Grantee

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